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             SUPPLEMENT DATED AUGUST 25, 1999 TO BE ATTACHED TO THE
          DIVERSIFIED INVESTORS FUNDS GROUP/THE DIVERSIFIED INVESTORS
                     STRATEGIC ALLOCATION FUNDS PROSPECTUS
                               DATED MAY 3, 1999

     Effective August 18, 1999, Diversified Investment Advisors, Inc. ("Diversified") terminated its Subadvisory Agreement with respect to the Government/Corporate Bond Portfolio with 1740 Advisers, Inc. and entered into a new Subadvisory Agreement with respect to the Government/Corporate Bond Portfolio with Payden & Rygel. In addition, the name of the Government/Corporate Bond Fund was changed to the Core Bond Fund. The name of the underlying Portfolio in which the Core Bond Fund invests all of its assets was changed to the Core Bond Portfolio. Payden & Rygel was formed in 1984 and is owned by Joan
A. Payden, John P. Isaacson and Scott A. King. Payden & Rygel (or its predecessors) has been a registered investment adviser since 1983. The principal business address of Payden & Rygel is 222 South Grand Avenue, 32nd Floor, Los Angeles, California 90071. Investment management decisions of Payden & Rygel are made by committee and not by managers individually.

     Payden & Rygel uses both "top down" and "bottom up" analysis to determine sector, security and duration positions for the Core Bond Portfolio. These three factors are jointly determined and are interdependent. The overall position in the corporate sector, for example, is established in conjunction with assessments of relative value for specific corporate securities. Extensive bottom up analysis using a variety of valuation tools is conducted for sector allocation and security selection. Duration policy is primarily a result of sector allocations and expected long-term interest rate trends (rather than short-term interest rate forecasting). Yield curve positioning is also a key aspect of duration management. Security sales decisions are driven by the same criteria as purchase decisions.

     All information in The Diversified Investors Funds Group/The Diversified Investors Strategic Allocation Funds prospectus dated May 3, 1999 relating to the Government/Corporate Bond Fund/Portfolio is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraphs of this Prospectus Supplement.

Form 2891(8/99)                                                         33-61810
                                                                       333-00295